EXHIBIT 99.1

                          LETTER OF TRANSMITTAL

                               TO TENDER

                          NO PAR COMMON STOCK

                          (CUSIP 628945-10-7)

                                  OF

                           ND HOLDINGS, INC.

       PURSUANT TO THE OFFER BY ND HOLDINGS, INC. TO EXCHANGE ITS

                   7% TAILORED EXCHANGE NOTES DUE 2016

                FOR ALL OUTSTANDING NO PAR COMMON STOCK


     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
          CENTRAL DAYLIGHT TIME, ON [], 2001 (THE "EXPIRATION DATE"),
                   UNLESS THE EXCHANGE OFFER IS EXTENDED.


                THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                            ND RESOURCES, INC.

                  By Hand or Overnight Courier or By Mail:

                           1 North Main Street
                       Minot, North Dakota  58703


                       By Facsimile Transmission
                    (For Eligible Institutions Only):

                            (701) 852-2548

                         Confirm by Telephone:

                            (701) 857-0230


  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  The undersigned acknowledges receipt of the Prospectus, dated [], 2001 (the "Prospectus"), of ND Holdings, Inc., a North Dakota corporation (the "Company"), which, together with this Letter of Transmittal (the "Letter of Transmittal"), describes the Company's offer (the "Exchange Offer") to exchange its Tailored Exchange Notes Due 2016 for up to all (with the exception of 258,000 shares held by the Company's ESOP plan) of its outstanding no par common stock (the "no par value common stock").

  The Exchange Offer will be effected on the basis that $1.35 Tailored Exchange Note face value will be exchanged for each Share of no par value common stock validly tendered and accepted for exchange in the Exchange Offer. A Tailored Exchange Note will be issued to each tendering shareholder in a face value equal to one dollar and thirty five cents ($1.35) multiplied by the total number of no par common shares tendered by the tendering shareholder. For example, a shareholder tendering a total of 1500 no par common shares would receive a Tailored Exchange Note in exchange with a face amount of $2,025 ($1.35 x 1500 no par common shares).

 Tailored Exchange Notes will not be issued in amounts of less than $675. For shareholders holding less than 500 common shares who wish to tender their shares, the Company will pay cash of $1.25 per share in lieu of issuing Tailored Exchange Notes to tendering holders of less than 500 shares of validly tendered no par value common stock. This cash payment provision may not be utilized by a shareholder tendering less than the total record number of shares held by such Shareholder. The Company will reject tenders of less than 500 no par common shares from Shareholders who hold of record and/or beneficially (whether in one or more accounts, joint or several) more than 500 no par common shares. With respect to the tender of less than 500 shares, IRA accounts will be considered separate accounts from personal accounts held by the owner of the IRA account. The Company reserves the right to determine in its sole judgment which of a tendering Shareholder's accounts must be combined in determining whether the Shareholder has 500 or more shares of record and/or beneficially. The Company reserves the right to determine in its sole judgment whether a tendering Shareholder is eligible to receive cash for a tender of less than 500 common shares.

  The Tailored Exchange Notes will accrue interest at the applicable per annum rate from the Expiration Date.
Interest on the Tailored Exchange Notes is payable on December 31 and June 30 of each year, beginning December 31, 2001.

 The Company shall notify the holders of the common stock of any extension of the Expiration Date by means of a press release or other public announcement. The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

  THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ANY ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

  List below the number of shares of no par common stock to which this Letter of Transmittal relates. If the space below is inadequate, the certificate numbers and principal amount at maturity of no par common stock should be listed on a separate signed schedule affixed hereto.


-------------------------------------------------------------------------------
                IDENTIFICATION OF NO PAR COMMON STOCK TENDERED
-------------------------------------------------------------------------------
                                                                CERTIFICATE NUMBER(S)* OF
NAME AND ADDRESS OF HOLDER(S)                                   COMMON SHARES TENDERED**             NUMBER OF SHARES

----------------------------------------------------------      --------------------------           -----------------

----------------------------------------------------------

----------------------------------------------------------      --------------------------           -----------------

----------------------------------------------------------

----------------------------------------------------------      --------------------------           -----------------

----------------------------------------------------------

TOTAL SHARES                                                                                         -----------------

-------------------------------------------------------------------------------

 * Need not be completed if no par common stock is being tendered by book-entry transfer.
 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered the number of shares of all of the common shares represented by the tendered certificates. See Instruction 2.

  This Letter of Transmittal is to be used if certificates for no par common stock are to be forwarded herewith. If delivery of no par common stock is to be made through book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC"), this Letter of Transmittal need not be delivered; provided, however, that tenders of no par common stock must be effected in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures and the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Book-Entry Transfer."

  Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person in whose name no par common stock are registered or any other person who has obtained a properly completed stock power from the registered holder or any person whose no par common stock are held of record by DTC who desires to deliver such no par common stock by book-entry transfer at DTC.

  Holders whose no par common stock are not immediately available or who cannot deliver their no par common stock and all other documents required hereby to the Exchange Agent prior to the Expiration Date may tender their no par common stock according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering-Guaranteed Delivery."

[_] CHECK HERE IF TENDERED NO PAR COMMON STOCK IS BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC
AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: ________________________________________________

Account Number: ______________________________

Transaction Code Number: _____________________

[_] CHECK HERE IF TENDERED NO PAR COMMON STOCK IS BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): ______________________________________________

Date of Execution of Notice of Guaranteed Delivery: __________

Name of Eligible Institution that Guaranteed Delivery: _________

If delivery is by Book-Entry Transfer:

Account Number: ______________________________________________

Transaction Code Number: _______________________________________


              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described no par value common stock. Subject to, and effective upon, the acceptance for exchange of the no par common stock tendered herewith, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Company, all right, title, and interest in and to such no par value common stock. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to cause the no par common stock tendered herewith to be assigned, transferred, and exchanged.

  The undersigned represents and warrants that it has full power and authority to tender, exchange, assign, and transfer the no par common stock and to acquire the Tailored Exchange Notes issuable upon the exchange of such tendered no par value common stock, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered no par value common stock, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute, and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered no par common stock or transfer ownership of such no par common stock on the account books maintained by DTC.

  All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy, or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

  The Exchange Offer is conditioned on the receipt for exchange of at least $1,000,000 exchange value of no par common stock and certain other conditions described in the Prospectus, which conditions may be waived by the Company.
In addition, the Company expressly reserves the right, in its sole discretion, to extend, amend, or modify the terms and conditions of the Exchange Offer in any manner, or to withdraw or terminate the Exchange Offer at any time for any reason. The undersigned recognizes that as a result of the foregoing, the Company may not be required to exchange any of the no par common stock tendered hereby and, in such event, the no par common stock not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned. Tendered no par common stock may be withdrawn at any time prior to the Expiration Date and, unless accepted for exchange by us, may be withdrawn at any time after 40 business days after the date of the Prospectus.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Tailored Exchange Notes (and, if applicable, substitute certificates representing no par common stock for any no par common stock not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of no par value common stock, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions" below, please mail the Tailored Exchange Notes (and, if applicable, substitute certificates representing no par common stock for any no par common stock not exchanged) to the undersigned at the address shown above in the box entitled "Description of no par common stock Tendered."

SPECIAL PAYMENT INSTRUCTIONS                      SPECIAL DELIVERY INSTRUCTIONS
 (SEE INSTRUCTIONS 1, 5, 6, AND 7)                (INSTRUCTIONS 1, 5, 6, AND 7)

To be completed ONLY if                           To be completed ONLY if
Certificates for Common Shares                    Certificates for Common shares
and/or Tailored Exchange Notes are                not accepted for
to be issued in the name of someone               exchange and/or Tailored Exchange Notes are to
other than the undersigned, or if                 be mailed to someone other than the
no par common stock tendered                      undersigned, or to the undersigned
hereby and delivered by book-entry                at an address other than that shown
transfer which are not accepted for               under "Identification of Common
exchange are to be returned by                    Shares Tendered."
credit to an account at DTC other
than that designated above.

Issue no par common and/or                        Mail no par common shares and/or
Tailored Exchange Notes to:                       Tailored Exchange Notes to:




Name: ______________________________              Name: ______________________________

(PLEASE PRINT)                                    (PLEASE PRINT)


Address: ___________________________              Address: ___________________________


____________________________________              ____________________________________

 (INCLUDE ZIP CODE)                              (INCLUDE ZIP CODE)


____________________________________             ____________________________________
 Taxpayer Identification or Social                Taxpayer Identification or Social
         Security Number                                   Security Number
 (complete accompanying Substitute               (complete accompanying Substitute
            Form W-9)                                          Form W-9)

[_] Credit no par value common stock
    delivered by book-entry transfer
    and not accepted for exchange to
    the account set forth below:

Account Number: ____________________



IMPORTANT

TENDERING HOLDER(S) SIGN HERE
(PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)




SIGNATURE(S) OF HOLDER(S)

 Dated: ________, 2001

 If the Holder is tendering any no par value common stock, the Letter of Transmittal must be signed by the registered Holder(s) exactly as the name(s) appear(s) on the certificate(s) for the no par common stock or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith or, if the no par common stock are held of record by DTC, the person in whose name such no par common stock are registered on the books of DTC. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

 Name(s): _____________________________________________________________________


(PLEASE PRINT)
 Capacity (full title): _______________________________________________________

 Address: _____________________________________________________________________
(INCLUDE ZIP CODE)

 Area Code and Telephone No.: _________________________________________________

 Tax Identification or Social Security No.: ___________________________________

(SEE ACCOMPANYING SUBSTITUTE FORM W-9)

GUARANTEE OF SIGNATURE(S)
(IF REQUIRED--SEE INSTRUCTION 3)

 Authorized Signature: ________________________________________________________

 Name: ________________________________________________________________________
(PLEASE PRINT)

 Title: _______________________________________________________________________

 Name of Firm: ________________________________________________________________

 Address: _____________________________________________________________________
(INCLUDE ZIP CODE)

 Area Code and Telephone Number: ______________________________________________

 Dated: _________________, 2001




                             INSTRUCTIONS

     FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. Certificates for all physically delivered no par common stock as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal, or confirmation of any book-entry transfer to the Exchange Agent's account at DTC of no par common stock tendered by book-entry transfer, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE NO PAR VALUE COMMON STOCK, AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED.

  Holders whose no par common stock are not immediately available or who cannot deliver their no par common stock and all other required documents to the Exchange Agent prior to the Expiration Date or comply with the book-entry transfer procedures on a timely basis may tender their no par common stock pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter, telex, telegram, or facsimile transmission setting forth the name and address of the tendering Holder, the name(s) in which such no par common stock are registered, and, if possible, the certificate number(s) of the no par common stock to be tendered; and (iii) all tendered no par common stock as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed and all other documents required by this Letter of Transmittal, or a confirmation of any book-entry transfer of such no par common stock into the Exchange Agent's account at DTC, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such letter, telex, telegram, or facsimile transmission, all as provided in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering-- Guaranteed Delivery."

  No alternative, conditional, irregular, or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the no par common stock for exchange.

  2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWALS.

  If less than all of the no par common stock evidenced by a submitted certificate are to be tendered, the tendering Holder(s) must fill in the number of no par common stock tendered in the line above entitled "Number of Shares". A newly issued certificate for no par common stock submitted but not tendered will be sent to such tendering Holder as soon as practicable after the Expiration Date, unless otherwise indicated in the appropriate box in this Letter of Transmittal. The entire certificate amount of no par common stock evidenced by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Tenders of no par common stock pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date and, unless accepted for exchange by us, may be withdrawn at any time after 40 business days after the date of the Prospectus. To be effective, a written, telegraphic, telex, or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the person(s) named in the Letter of Transmittal as having tendered no par common stock to be withdrawn, the certificate number(s) of the no par common stock to be withdrawn, the number of shares of the no par common stock delivered for exchange, a statement that such Holder(s) is withdrawing its election to have such no par common stock exchanged and the name(s) of the registered Holder(s) of such no par value common stock, and must be signed by the Holder(s) in the same manner as the original signature(s) on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the no par common stock being withdrawn. The Exchange Agent will return properly withdrawn no par common stock promptly following receipt of notice of withdrawal. If no par common stock has been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn no par common stock or otherwise comply with DTC's procedures. All questions as to the validity of a notice of withdrawal, including the time of receipt, will be determined by us, and such determination will be final and binding on all parties. Withdrawals of tenders of no par common stock may not be rescinded and any no par common stock withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Properly withdrawn no par value common stock, however, may be retendered by following the procedures therefor at any time prior to the Expiration Date.

  3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the no par common stock tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement, or any change whatsoever.

  If any of the no par common stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the no par common stock tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign, and submit as many separate copies of this Letter of Transmittal as there are different registrations of no par value common stock.

  When this Letter of Transmittal is signed by the registered Holder(s) of no par common stock listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the no par common stock listed, such no par common stock must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered Holder(s), in either case signed exactly as the name or names of the registered Holder(s) appear(s) on the no par value common stock. If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by us, proper evidence satisfactory to the Company of their authority so to act must be submitted. Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

  Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the no par common stock are tendered (i) by a registered Holder of such no par common stock or (ii) for the account of an Eligible Institution.

  4. TRANSFER TAXES. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of no par common stock to it or its order pursuant to the Exchange Offer. If, however, certificates representing Tailored Exchange Notes or no par common stock are not tendered or accepted for exchange, are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder(s) of such no par common stock tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of no par common stock to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder(s) or any other person) will be payable by the tendering Holder(s). If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

  Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the no par common stock listed in this Letter of Transmittal.

  5. EXTENSIONS, AMENDMENTS AND TERMINATION. The Company expressly reserves the right to extend, waive, amend, or modify the terms or conditions of the Exchange Offer or withdraw or terminate the Exchange Offer at any time and for any reason.

  6. MUTILATED, LOST, STOLEN, OR DESTROYED CERTIFICATES. Any Holder whose certificates for no par common stock have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated below for further instructions.

  7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedures for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the addresses and telephone number set forth above. In addition, all questions relating to the Exchange Offer as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal may be directed to Morrow & Co., Inc., telephone (800) 607-0088.

  8. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or no par common stock will be resolved by us, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular no par common stock covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Company, the Exchange Agent, or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

  9. SUBSTITUTE FORM W-9. Except as described below under "Important Tax Information", federal income tax laws require each tendering holder to provide the Company, with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided below, and to indicate whether the holder is subject to backup withholding by crossing out Part 2 of the Substitute Form W-9 if the holder is currently subject to backup withholding. Failure to provide the information on such Form or to cross out Part 2 of such form if applicable may subject the tendering holder to 31% federal income tax withholding on payments made to the holder. The box in Part 3 of such Form may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the holder is not provided with a TIN within sixty (60) days, the Company will withhold 31% on all such payments thereafter until a TIN is provided.

  10. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR NO PAR COMMON STOCK AND ALL OTHER REQUIRED DOCUMENTS) OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

  Under federal income tax law, a holder whose tendered no par common stock are accepted for exchange is required to provide the Company with such holder's correct taxpayer identification number ("TIN") on a Substitute Form W-9. If a holder is an individual, the TIN is the holder's social security number. If the Company is not provided with the correct TIN, the holder may be subject to a penalty imposed by the Internal Revenue Service ("IRS"). In addition, payments that are made to such holder with respect to Tailored Exchange Notes acquired pursuant to the Exchange Offer may be subject to backup withholding.

  If backup withholding applies, the Company is required to withhold 31% of all payments with respect to the Tailored Exchange Notes made to a holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.
If withholding results in an overpayment of taxes, a refund may be obtained.

  To prevent backup withholding on payments that are made to a holder with respect to Tailored Exchange Notes, the holder is required to notify the Company of his, her or its correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on such Form is correct (or that such holder is awaiting a TIN) and whether (i) the holder has been notified by the IRS that the holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding.

  Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A corporation must, however, complete the Substitute Form W-9, including providing its TIN (unless it is a foreign corporation that does not have a TIN) and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. A foreign corporation or individual, or other foreign person, must submit a statement, signed under penalties of perjury, attesting to such person's status as a non-United
States person. Such statements can be obtained from the Exchange Agent.

  See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

                         PAYER'S NAME:_ND Holdings, Inc.
                         -------------------------------
                         PART I--Taxpayer
 SUBSTITUTE              Identification Number--For
                         all accounts, enter
 FORM W-9                taxpayer identification            ________________________
 DEPARTMENT OF THE       number in the box at right.        Social Security Number
 TREASURY INTERNAL       (For most individuals, this        OR _____________________
 REVENUE SERVICE         is your social security            Employer Identification
                         number. If you do not have         Number
 PAYER'S REQUEST FOR     a number, see Obtaining a
 TAXPAYER                Number in the enclosed             (If awaiting TIN write
 IDENTIFICATION          Guidelines.) Certify by            "Applied For")
 NUMBER (TIN)            signing and dating below.

                         NOTE: If the account is in
                         more than one name, see the
                         chart in the enclosed
                         Guidelines to determine
                         which number to give the
                         payer.

                         PART II--For Payees Exempt From Backup Withholding, see the enclosed Guidelines and complete as instructed therein.

 CERTIFICATION--Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

Signature: _______________________________________
Date: _____________2001


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
        FORM W-9.